UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 28, 2024

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10240 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.0001 par value per share Preferred Share Purchase Rights	DRRX	The NASDAQ Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 28, 2024, the Audit Committee (the “Audit Committee”) of the board of directors (the “Board”) of DURECT Corporation (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

EY’s audit reports on the Company’s financial statements as of December 31, 2023 and 2022 and for the years then ended did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports of EY on the Company’s financial statements for the years ended December 31, 2023 and December 31, 2022 contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through June 28, 2024, there were (1) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in connection with its report for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EY with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that EY furnish the Company with a letter addressed to the SEC stating whether EY agrees with the statements made by the Company herein and, if not, stating the respects, if any, in which EY does not agree. A copy of the letter dated June 28, 2024 from EY is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On June 28, 2024, the Audit Committee appointed WithumSmith+Brown, PC (“Withum”) as the Company’s new independent registered public accounting firm commencing with the Company’s fiscal year ending December 31, 2024.

During the Company’s fiscal years ended December 31, 2023 and 2022 and the subsequent interim periods through June 28, 2024, the date that Withum was appointed as the Company’s new independent registered public accounting firm, neither the Company nor anyone acting on its behalf consulted with Withum regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter dated June 28, 2024 from Ernst & Young LLP to the U.S. Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: June 28, 2024	By:	/s/ James E. Brown
James E. Brown President and Chief Executive Officer